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                                                                   EXHIBIT 10.53

                                NOVA CORPORATION

                      2000 EMPLOYEES STOCK INCENTIVE PLAN


                                   ARTICLE 1
                                    PURPOSE

         1.1 General Purpose. The purpose of this Plan is to further the growth and development of the Company and Related Entities by encouraging their employees to obtain a proprietary interest in the Company by owning its stock. The Company and Related Entities intend that the Plan will provide their employees with an added incentive to continue in their employ and will stimulate their efforts in promoting the growth, efficiency and profitability of the Company and Related Entities. The Company and Related Entities also intend that the Plan will afford them a means of attracting to their service persons of outstanding quality.

         1.2 Intended Tax Effects of Options. The tax effects of any Options granted hereunder should be determined under Code ss.83.

                                   ARTICLE 2
                                  DEFINITIONS

         2.1      1933 Act shall mean the Securities Act of 1933, as amended.

         2.2 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

         2.3 Beneficiary shall mean, with respect to an Optionee, the individual or entity to whom the Optionee's Options shall be transferred upon the Optionee's death.

                  (a) Designation of Beneficiary. An Optionee's Beneficiary shall be the individual or entity whom the Optionee last designated in writing as such Optionee's Beneficiary hereunder. An Optionee shall designate his or her original Beneficiary in writing on his or her Option Agreement. Any subsequent modification of the Optionee's Beneficiary shall be in a written, executed, notarized letter addressed to the Committee and shall be effective when the Committee receives it and in its sole discretion accepts it.

                  (b) No Designated Beneficiary. If, at any time, an Optionee has not validly designated a Beneficiary, or the Beneficiary whom the Optionee designated is no longer living or in existence at the time of the Optionee's death, then the Optionee's Beneficiary shall be deemed to be the individual or individuals in the first of the following classes of individuals with one or more members of such class surviving at the Optionee's death, and in the absence thereof, the Optionee's estate: (A) the Optionee's surviving spouse; or (B) the Optionee's then living lineal descendants, per stirpes.

                  (c) Designation of Multiple Beneficiaries. An Optionee may not designate more than one individual or entity as a Beneficiary. To the extent that a designation



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         purports to designate more than one individual or entity as a
         Beneficiary, the designation shall be null and void.

                  (d) Contingent Beneficiaries. An Optionee may designate a contingent Beneficiary to receive the Optionee's Option in the event that the Optionee's original Beneficiary should not be in existence at the time of Optionee's death or should predecease the Optionee; otherwise, in the event a Beneficiary should not be in existence at the time of Optionee's death or should predecease the Optionee, then the individual or individuals specified in subsection (b) above shall be the Optionee's Beneficiary.

         2.4      Board shall mean the Board of Directors of the Company.

         2.5 Cause shall mean an act or acts by an individual involving personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, breach of contract with the Company or a Related Entity or violation of Company or Related Entity policy, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses), and the unlawful trading in the securities of the Company, a Related Entity or of another corporation based on information gained as a result of the performance of services for the Company, a Related Entity or such other corporation.

         2.6 Change of Control shall mean the occurrence of any one of the following events:

                  (a) Acquisition By Person of Substantial Percentage. The acquisition by any individual or entity (including "affiliates" and "associates" of such individual or entity, but excluding the Company, any "parent" or "subsidiary" of the Company, or any employee benefit plan of the Company or of any "parent" or "subsidiary" of the Company) of a sufficient number of shares of Common Stock, or securities convertible into shares of Common Stock, and whether through direct acquisition of shares or by merger, consolidation, share exchange, reclassification of securities or recapitalization of or involving the Company or any "parent" or "subsidiary" of the Company or similar event, to constitute the individual or entity the actual or beneficial owner (within the meaning of the term as it is used in Section 13(d) of the 1934 Act and the rules promulgated thereunder) of 30% or more of the Common Stock, but only if such acquisition occurs without the prior approval of the Company's Continuing Directors;

                  (b) Substantial Change of Board Members. The Company's Continuing Directors fail to constitute at least a majority of the members of the Board;

                  (c) Disposition of Assets. Any sale or other transfer of all or substantially all of the assets of the Company or any "significant subsidiary" (as Rule 1-02 of the Regulation S-X promulgated under the 1934 Act defines such term) without the prior approval of the Company's Continuing Directors; or

                  (d) Transactions Requiring Regulatory Approval. The filing by an individual or entity of an application with any regulatory authority having jurisdiction over the ownership of the Company in connection with any transaction by which such individual


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         or entity is to acquire 20% or more of the combined voting power of the Company's then outstanding securities without the prior approval of the Company's Continuing Directors.

         For purposes of this Plan, the terms "affiliate," "associate," "parent" and "subsidiary" shall have the respective meanings ascribed to such terms in Rule 12b-2 under Section 12 of the 1934 Act. For purposes of this subsection 2.6, the term "Continuing Directors" shall mean the individuals who, as of the date hereof, constitute members of the Board; provided, however, that any individual becoming a member of the Board after the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Continuing Directors then shall be considered as a Continuing Director, but excluding for this purpose any such individual whose initial assumption of membership on the Board occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of an individual or entity other than the Board.

         2.7      Code shall mean the Internal Revenue Code of 1986, as amended.

         2.8 Committee shall mean the committee the Board appoints to administer and interpret the Plan in accordance with Article 3 below.

         2.9 Common Stock shall mean the common stock, par value $0.01 per share, of the Company.

         2.10     Company shall mean NOVA Corporation.

         2.11 Director shall mean individuals who are serving as a member of the Board (i.e., a director of the Company) or who are serving as a member of the board of directors or comparable group of any Related Entity.

         2.12 Disability shall mean, with respect to an individual, the total and permanent disability of such individual as the Committee determines in its sole discretion.

         2.13 Effective Date shall mean the date on which the Board adopts the Plan.

         2.14 Fair Market Value of the Common Stock as of a date of determination shall mean the following:

                  (a) Stock Listed and Shares Traded. If the Common Stock is listed and traded on a national securities exchange (as the 1934 Act defines the term) or on the NASDAQ National Market System on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or National Market System on the date of determination. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.


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                  (b) Stock Listed But No Shares Traded. If the Common Stock is
         listed on a national securities exchange or on the National Market System but no Common Stock is traded on the date of determination but was traded on dates within a reasonable period before the date of determination, the Fair Market Value per share shall be the closing price of a share of Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the over-the-counter market but no Common Stock is traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but Common Stock was traded on dates within a reasonable period before the date of determination, the Fair Market Value per share shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination.

                  (c) Stock Not Listed. If the Common Stock is not listed on a national securities exchange or on the National Market System and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value per share from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are representative.

                  (d) Good Faith Determination. Notwithstanding the preceding provisions of this Section 2.14 to the contrary, the Committee may use a method of determining Fair Market Value per share different from those specified above to determine Fair Market Value for purposes of pricing an option if the Committee determines that such different method of determining Fair Market Value is reasonable, based on all pertinent facts and circumstances, and any such determination to use such different method is made in good faith by the Committee.

The Committee's determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan. The Committee will determine Fair Market Value without regard to any restriction other than a restriction which, by its terms, will never lapse.

         2.15 Option shall mean an option granted to an individual pursuant to the terms and provisions of this Plan that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the Option Price set forth in the Option Agreement and that specifies the other terms and conditions of the Option.

         2.16 Option Agreement shall mean a written agreement that the Company and an Optionee execute and date, evidencing an Option granted under the terms and provisions of this Plan, setting forth the terms and conditions of such Option, and specifying the name of the Optionee and the number of shares of Common Stock subject to such Option.

         2.17 Option Price shall mean the purchase price of the shares of Common Stock underlying an Option.


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         2.18     Optionee shall mean an individual who is granted an Option pursuant to the terms and provisions of this Plan.

         2.19 Plan shall mean this NOVA Corporation 2000 Employees Stock Incentive Plan.

         2.20 Related Entity shall mean (i) any entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with the Company (including any such entity that becomes such after the adoption of this Plan) or (ii) any entity that the Board designates as a participating company in the Plan.

                                   ARTICLE 3
                                 ADMINISTRATION

         3.1 General Administration. The Committee shall administer and interpret the Plan. Subject to the express provisions of the Plan, the Committee shall have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the individuals to receive Options and the terms and provisions of the Option Agreements by which such Options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. The Company shall bear all expenses of administering this Plan.

         3.2 Appointment. The Board shall appoint the Committee from among its members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of two or more directors who shall meet the following requirements hereinafter described. During the period any director is serving on the Committee, he must be a director who (i) is not currently an officer (as defined in Rule 16a-1(f) of the 1934 Act) of the Company or a parent or subsidiary of the Company, or otherwise currently an employee of the Company or a parent or subsidiary of the Company; (ii) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a); (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a); and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b). The requirements of this subsection are intended to comply with the "Non-Employee Director" requirements of Rule 16b-3 of the 1934 Act or any successor regulation, and shall be interpreted and construed in a manner which assures compliance with the "Non-Employee Director" requirement of such regulation.

         3.3 Organization. The Committee may select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.


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         3.4      Indemnification. In addition to such other rights of
indemnification as they have as directors or as members of the Committee, the members of the Committee, to the extent applicable law permits, shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys' fees) that they or any of them actually and necessarily incur in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or not taken under or in connection with the Plan or any Options granted hereunder, and against all amounts they or any of them pay in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles or certificate of incorporation or the bylaws of the Company relating to indemnification of directors) or pay in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or members did not act in good faith and in a manner he or they reasonably believed to be in or not opposed to the best interest of the Company.

                                   ARTICLE 4
                                     STOCK

         The shares of Common Stock subject to the Options and other provisions of the Plan shall be authorized but unissued or reacquired shares of Common Stock. Subject to readjustment in accordance with Article 8, the total number of shares of Common Stock for which Options may be granted to individuals participating in the Plan shall not exceed in the aggregate 3,500,000 shares of Common Stock. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option again may become subject to Options under the Plan.

                                   ARTICLE 5
                  ELIGIBILITY TO RECEIVE AND GRANT OF OPTIONS

         5.1 Individuals Eligible for Grants of Options. The individuals eligible to receive Options hereunder shall be employees of the Company or any Related Entity, including such employees who are also Directors of the Company or any Related Entity; provided, no non-employee Directors shall be eligible to receive any Options pursuant to this Plan.

         5.2 Grants of Options. Subject to the provisions of the Plan, the Committee shall have the authority and sole discretion to determine and designate, from time to time, those employees (from among the employees eligible for a grant of Options under the Plan pursuant to Section 5.1 above) to whom Options will actually be granted, the Option Price of the shares covered by any Options, the manner in and conditions under which Options are exercisable (including, without limitation, any limitations or restrictions thereon), and the time or times at which Options shall be granted. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees to whom Options may be granted, their present and potential contributions to the Company's or Related Entity's success and such other factors as the Committee, in its sole discretion, shall deem relevant. In its authorization of the grant of an Option hereunder, the Committee shall specify the name of the


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Optionee and the number of shares subject to such Option . The Committee may, at any time, grant new Options to an Optionee who has previously received Options, whether such Options still are outstanding, have been previously exercised in whole or in part, have expired or are canceled in connection with the issuance of new Options. No employee shall have any claim or right to receive Options under the Plan.

                                   ARTICLE 6
                        TERMS AND CONDITIONS OF OPTIONS

         Options granted hereunder and Option Agreements shall comply with and be subject to the following terms and conditions:

         6.1 Requirement of Option Agreement. Upon the grant of an Option hereunder, the Committee shall prepare (or cause to be prepared) an Option Agreement. The Committee shall present such Option Agreement to the Optionee. The failure of the Optionee to execute the Option Agreement within 30 days after the date of the receipt of same shall render the Option Agreement and the underlying Option null and void ab initio.

         6.2 Optionee and Number of Shares. Each Option Agreement shall state the name of the Optionee and the total number of shares of Common Stock to which it pertains, the Option Price, the Beneficiary of the Optionee and the date as of which the Option was granted under this Plan.

         6.3      Vesting.

                  (a) An Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine and set forth in the Option Agreement. An Option granted under the Plan may be exercised with respect to a number of whole shares less than the full number of shares for which the Option could be exercised. A partial exercise of the Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the Option Agreement with respect to the remaining shares of Common Stock subject to the Option.

                  (b) Notwithstanding the provisions of subsection (a) above, all Options previously granted to an Optionee shall become immediately vested and exerciseable with respect to 100 percent of the shares of Common Stock subject to the Option in the event the Optionee incurs a Disability or dies while an employee of the Company or a Related Entity.

                  (c) Notwithstanding any provision of this Plan or any Option Agreement, in the event of or in anticipation of a Change of Control, the Committee in its discretion may but need not declare that any or all outstanding Options previously granted under the Plan shall be exercisable in whole or in part, as of the consummation of the Change of Control, and all such Options that become exercisable shall remain exercisable thereafter in accordance with the terms of the Plan and the applicable Option Agreement.


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                  (d) Other than as provided above, if an Optionee ceases to be an employee of the Company and any Related Entity, the Optionee may not exercise after such time any non-vested Option or portion thereof that is not then exercisable at the time of termination of employment.

         6.4 Option Price. The Option Price of the shares of Common Stock underlying each Option shall be no less than 75% of the Fair Market Value of such shares on the date the Option is granted. The date as of which the Committee granted the Option as specified in the Option Agreement shall be considered the date on which such Option is granted.

         6.5 Terms of Options. Terms of Options granted under the Plan shall commence on the date of grant and shall expire on such date as the Committee may determine for each Option; provided, in no event shall any Option be exercisable after ten years from the date the Option is granted. No Option shall be granted hereunder after ten years from the date the Board adopts the Plan.

         6.6 Terms of Exercise. The exercise of an Option may be for less than the full number of shares of Common Stock subject to such Option, but such exercise shall not be made for less than (i) 50 shares or (ii) the total remaining shares subject to the Option, if such total is less than 50 shares. Subject to the other restrictions on exercise set forth herein, the Optionee may exercise the unexercised portion of an Option at a later date.

         6.7 Method of Exercise. All Options granted hereunder shall be exercised by giving written notice directed to the Secretary of the Company at its principal place of business or to such other person as the Committee may direct. Each notice of exercise shall identify the Option which the Optionee is exercising (in whole or in part) and shall be accompanied by payment of the Option Price for the number of shares specified in such notice, by any documents Section 8.1 requires and by any applicable tax withholdings. The Company shall make delivery of such shares within a reasonable period of time; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the 1933 Act and causing such registration statement to become effective) with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

         6.8      Medium and Time of Payment.

                  (a) The Option Price shall be payable upon the exercise of the Option in an amount equal to the number of shares then being purchased times the per share Option Price. Payment, at the election of the Optionee (or his Beneficiary as provided in subjection (c) of Section 6.9), shall be (A) in cash; (B) by delivery to the Company of a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national securities exchange or by a national or state bank or a federally chartered thrift institution (or guaranteed or notarized in such other manner as the Committee may require); or
         (C) by a combination of (A) and (B).


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                  (b) If all or part of the Option Price is paid by delivery of shares of Common Stock, on the date of such payment the Optionee must have held such shares for at least six months, and the value of such Common Stock (which shall be the Fair Market Value of such shares of Common Stock on the date of exercise) shall be less than or equal to the total Option Price. If the Optionee delivers shares of Common
         Stock with a value that is less than the total Option Price, then the Optionee shall pay the balance of the total Option Price in cash as provided in subsection (a) above.

                  (c) In addition to the payment of the purchase price of the shares then being purchased, an Optionee also shall pay in cash (or have withheld from his pay) an amount equal to, or, by instructing the Company to retain shares of Common Stock upon the exercise of the Option with a Fair Market Value equal to, the amount, if any, which the Company or Related Entity at the time of exercise is required to withhold under the income tax or Federal Insurance Contributions Act tax withholding provisions of the Code, of the income tax laws of the state of the Optionee's residence, and of any other applicable law.

         6.9 Effect of Termination of Employment, Disability or Death. Except as provided in subsections (a), (b) and (c) below, no Option shall be exercisable unless the Optionee thereof shall have been an employee of the Company from the date of the granting of the Option until the date of exercise; provided, the Committee, in its sole discretion, may waive the application of this Section 6.9 with respect to any Option granted hereunder and, instead, may provide a different expiration date or dates in an Option Agreement.

                  (a) Termination of Employment. In the event an Optionee ceases to be an employee of the Company or any Related Entity for any reason other than death or Disability, the Option or unexercised portion thereof granted to him shall terminate on and shall not be exercisable after the earliest to occur of (i) the expiration date of the Option, (ii) three months after termination of employment or (iii) the date on which the Company or Related Entity gives notice to such Optionee of termination of employment if the Company or a Related Entity is terminating the employment of an Optionee for Cause (an Optionee's resignation in anticipation of termination of employment by the Company or Related Entity for Cause shall constitute a notice of termination by the Company or Related Entity); provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Notwithstanding the foregoing, in the event that an Optionee's employment terminates for a reason other than death or Disability at any time after a Change of Control, the term of all Options of that Optionee shall be extended through the end of the three-month period immediately following the date of such termination. Prior to the earlier of the dates specified in the preceding sentences of this subsection (a), the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date of termination of employment.

                  (b) Disability. Upon the termination of an Optionee's employment due to Disability, any Option or unexercised portion thereof granted to him which is otherwise


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         exercisable shall terminate on and shall not be exercisable after the earlier to occur of (i) the expiration date of such Option, or (ii) one year after the date on which such Optionee ceases to be an employee of the Company and any Related Company due to Disability; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Prior to the earlier of such dates, such Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date such Optionee's employment ceases due to Disability.

                  (c) Death. In the event of the death of the Optionee (i) while he is an employee of the Company or any Related Entity, (ii) within three months after the date on which such Optionee's employment terminated (for a reason other than Cause) as provided in subsection
         (a) above, or (iii) within one year after the date on which such Optionee's employment terminated due to his Disability as provided in subsection (b), his Beneficiary may exercise any Option or unexercised portion thereof granted to him which is otherwise exercisable at any time prior to the expiration of one year from the date of death of such Optionee, but in no event later than the date of expiration of the Option; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Such exercise shall be effected pursuant to the terms of this Section 6.9 as if such Beneficiary is the named Optionee. Prior to the earliest of such dates, such Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date such Optionee's employment ceases due to death.


         6.10 Restrictions on Transfer and Exercise of Options. No Option shall be assignable or transferable by the Optionee except (i) by transfer to a Beneficiary upon the death of the Optionee, or (ii) by transfer from the Optionee to a spouse, lineal ascendant or lineal descendant of the Optionee or a spouse of a lineal ascendant or lineal descendant of the Optionee or to one or more trusts for the benefit of the Optionee's spouse, lineal ascendants or lineal descendants or a spouse of a lineal ascendant or lineal descendant of the Optionee or a partnership in which such individuals are the only partners and only if the Optionee does not receive any consideration for the transfer and the Committee expressly approves the transfer; and any purported transfer (other than as excepted above) shall be null and void. The holder of a transferred Option shall be bound by the same terms and conditions that governed the Option during the period the Optionee held it; provided, however, that such transferee may not transfer such Option except by will or the laws of descent or distribution. Any such transfer shall be evidenced by an appropriate written document the Optionee executes, and a copy thereof shall be delivered to the Committee on or prior to the effective date of the transfer. After the death of an Optionee, and upon the death of the Optionee's Beneficiary, an Option shall be transferred only by will or by the laws of descent and distribution. During the lifetime of an Optionee, only he can exercise the Option; provided, however, that in the event the Optionee is incapacitated and unable to exercise the Option, such Optionee's legal guardian, legal representative, fiduciary or other representative whom the Committee deems appropriate based on applicable facts and circumstances can exercise such Option.


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         6.11     Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to shares of Common Stock covered by his Option until the date of issuance of the shares to him and only after the Option Price of such shares and all applicable tax withholdings are paid in full. Unless specified in Article 7, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance. The Company may include on any certificates representing shares of Common Stock issued pursuant to an Option such legends referring to any representations, restrictions or any other applicable statements as the Company, in its discretion, shall deem appropriate.

         6.12 No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

         6.13 Acceleration. The Committee shall at all times have the power to accelerate the vesting date of Options previously granted under this Plan.

         6.14 Liabilities of Optionee. No right or interest of an Optionee in any Option shall be liable for or subject to any lien, obligation or liability of such Optionee.

         6.15 Employee Status. In the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of employment.

         6.16 Other Conditions. The Committee, in its discretion, may, as a condition to the grant of an Option, require the Optionee on or before the day of grant of the Option to enter into (i) a covenant not to compete (including a confidentiality, non-solicitation or other similar agreement) with the Company or a Related Entity, which shall become effective upon the date of termination of employment of the Optionee with the Company or a Related Entity or another date and contain such terms and conditions as the Committee shall otherwise specify or (ii) an agreement to cancel any employment agreement, fringe benefit or other compensation arrangement in effect between the Company or a Related Entity and such Optionee. If the Optionee shall fail to enter into any such agreement or agreements at the Committee's request, then no Option shall be granted to the Optionee and the number of shares of Common Stock that would have been subject to such Option shall be added to the remaining shares of Common Stock available under the Plan.

                                   ARTICLE 7
         ADJUSTMENT UPON CHANGES IN CAPITALIZATION OR CHANGE OF CONTROL

         7.1 Recapitalization. In the event that the outstanding shares of the Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, the following rules shall apply:

                  (a) The Committee shall make an appropriate adjustment in the number and kind of shares available for the granting of Options under the Plan and in any limit to the aggregate Options that can be granted to an Optionee in any calendar year.

                  (b) The Committee also shall make an appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable; any such adjustment in any outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of shares available under the Plan or the number of shares subject to any outstanding Options shall be the next lower number of shares, rounding all fractions downward.

                  (c) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, each Optionee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his Option as is unexercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights or warrants.

                  (d) In addition, the Committee may make such other adjustments to the terms of an outstanding Option to the extent equitable and necessary to prevent an enlargement or dilution of the Optionee's rights thereunder as a result of any similar transaction.

         7.2 Reorganization. Subject to any required action by the shareholders, if the Company shall be a party to any reorganization involving a merger, consolidation, acquisition of the stock or acquisition of the assets of the Company which does not constitute a Change of Control, the Committee, in its discretion, may declare that:

                  (a) any or all outstanding Options granted but not yet exercised shall pertain to and apply, with appropriate adjustment as the Committee determines, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Option would have been entitled;

                  (b) any or all outstanding Options granted hereunder shall become immediately nonforfeitable and fully exercisable (to the extent federal or state securities laws permit); and/or

                  (c) any or all outstanding Options granted hereunder shall become immediately nonforfeitable and fully exercisable (to the extent the federal or state securities laws permit) and shall be terminated after giving at least 30 days' notice to the Optionees to whom such Options have been granted.

         7.3 Dissolution and Liquidation. If the Board adopts a plan of dissolution and liquidation that the shareholders of the Company approve, the Committee shall give each Optionee written notice of such event at least 30 days prior to its effective date, and the rights of all Optionees shall become immediately nonforfeitable and fully exercisable or vested (to the extent the federal or state securities laws permit).

         7.4 Limits on Adjustments. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Option Price of shares of the Common Stock subject to any Option, except as this Article specifically provides otherwise. The issuance by the Company of either shares of stock of any class or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason therefor shall be made with respect to, the maximum number of shares of the Common Stock as to which Options may be granted or any other limitations in this Plan or the terms of outstanding Options. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Article shall be final and conclusive on all parties.

         7.5 Change of Control. Notwithstanding any provision of any Option Agreement, in the event of or in anticipation of a Change of Control , the Committee, in its discretion, may declare that:

                  (a) any or all outstanding Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent the federal or state securities laws permit);

                  (b) any or all outstanding Options granted hereunder are to be terminated after giving at least 30 days' notice to the Optionees to whom such Options have been granted; and/or

                  (c) any or all outstanding Options previously granted under the Plan are terminated in consideration of payment to the holder of the Option, with respect to each share of Common Stock to which the Option is then exercisable, of the excess of the Fair Market Value on such date of the Common Stock subject to the exercisable portion of the Option over the Option Price; the payment described in this subsection (c) shall be made in any manner the Committee determines, including in cash, stock or other property.

         The preceding sentences to the contrary notwithstanding, outstanding Options shall not be terminated to the extent that the successor employer or its parent or subsidiary makes written provision for their continuance, assumption or substitution in connection with the Change of Control.

         7.6 Limitation on Benefits. Despite any other provisions of this Plan to the contrary, if the receipt of any payments (including accelerated vesting) under this Plan would subject an

Optionee to tax under Code ss. 4999, the Committee may determine whether some amount of payments (including accelerated vesting) would meet the definition of a "Reduced Amount" (as defined below). If the Committee determines that there is a Reduced Amount, the total payments (including accelerated vesting) to the Optionee hereunder must be reduced to such Reduced Amount, but not below zero. If the Committee determines that the payments must be reduced to the Reduced Amount, the Company must promptly notify the Optionee of that determination, with a copy of the detailed calculations by the Committee. All determinations of the Committee under this Section 7.6 are binding upon the Company and the Optionee. It is the intention of the Company and the Optionee to reduce the payments under this Plan only if the aggregate Net After Tax Receipt (as defined below) to the Optionee would thereby be increased. As a result of the uncertainty in the application of Code Section 4999 at the time of the initial determination by the Committee under this Section 7.6, however, it is possible that amounts will have been paid under the Plan to or for the benefit of an Optionee which should not have been so paid ("Overpayment") or that additional amounts which will not have been paid under the Plan to or for the benefit of an Optionee could have been so paid ("Underpayment") - in each case, consistent with the calculation of the Reduced Amount. If the Committee, based either upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Optionee which the Committee believes has a high probability of success or upon controlling precedent or other substantial authority, determines that an Overpayment has been made, it must be treated for all purposes as a loan which the Optionee must repay to the Company together with interest at the applicable federal rate under Code Section 7872(f)(2); provided, however, that no such loan may be deemed to have been made and no amount shall be payable by Optionee to the Company if and to the extent such deemed loan and payment would not either reduce the amount on which the Optionee is subject to tax under Code Section 1, 3101 or 4999 or generate a refund of such taxes. If the Committee, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, the Committee must promptly notify the Optionee of the amount of the Underpayment, which the Company then shall pay to the Optionee. For purposes of this section,
(i) "Net After Tax Receipt" means the Present Value of a payment under this Plan reduced by all taxes imposed on Optionee with respect thereto under Code Sections 1, 3101 and 4999, determined by applying the highest marginal rate under Code section 1 which applied to the Optionee's taxable income for the immediately preceding taxable year; (ii) "Present Value" means the value determined in accordance with Code Section 280G(d)(4); and (iii) "Reduced Amount" means the smallest aggregate amount of all payments under this Plan which (a) is less than the sum of all payments under this Plan and (b) results in aggregate Net After Tax Receipts which are equal to or greater than the Net After Tax Receipts which would result if the aggregate payments under this Plan were any other amount less than the sum of all payments to be made under this Plan.

                                   ARTICLE 8
               AGREEMENT BY OPTIONEE AND SECURITIES REGISTRATION

         8.1 Agreement. If, in the opinion of counsel to the Company, such action is necessary or desirable, no Options shall be granted to any Optionee and no Option shall be exercisable and no shares of Common Stock will be issuable under an Option, unless, at the time of grant or exercise, as applicable, the Optionee (i) represents and warrants that he will acquire the Common

Stock for investment only and not for purposes of resale or distribution, and
(ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the shares of Common Stock. The Optionee shall, upon the request of the Committee, execute and deliver to the Company an agreement or affidavit to such effect. Should the Committee have reasonable cause to believe that such Optionee did not execute such agreement or affidavit in good faith, the Company shall not be bound by the grant of the Option or by the exercise of the Option. All certificates representing shares of Common Stock issued pursuant to the Plan shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

                  The shares represented by this certificate [have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state] [and] [are held by an "affiliate" (as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended) of the Corporation]. Accordingly, these shares may not be sold, hypothecated, pledged or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and any applicable securities laws or regulations of any state with respect to such shares, (ii) in accordance with Securities and Exchange Commission Rule 144, or (iii) upon the issuance to the Corporation of a favorable opinion of counsel or the submission to the Corporation of such other evidence as may be satisfactory to the Corporation that such proposed sale, assignment, encumbrance or other transfer will not be in violation of the Securities Act of 1933, as amended, or any applicable securities laws of any state or any rules or regulations thereunder. Any attempted transfer of this certificate or the shares represented hereby which is in violation of the preceding restrictions will not be recognized by the Corporation, nor will any transferee be recognized as the owner thereof by the Corporation.

If the Common Stock is (A) held by an Optionee who is not an "affiliate," as that term is defined in Rule 144 of the 1933 Act, or who ceases to be an "affiliate," or (B) registered under the 1933 Act and all applicable state securities laws and regulations as provided in Section 8.2, the Committee, in its discretion and with the advice of counsel, may dispense with or authorize the removal of the restrictive legend set forth above or the portion thereof which is inapplicable.

         8.2 Registration. In the event that the Company in its sole discretion shall deem it necessary or advisable to register under the 1933 Act or any state securities laws or regulations, any shares of Common Stock with respect to which Options have been granted hereunder, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to an Optionee. In such event, and if the shares of Common Stock of the Company shall be listed on any national securities exchange or on NASDAQ at the time of the exercise of any Option, the Company shall make prompt application at its own expense for the listing on such stock exchange or NASDAQ of the shares of Common Stock to be issued.

         8.3 Compliance with the Securities Law. No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made except in compliance with all applicable federal and state laws and regulations including, without limitation, withholding tax requirements and securities laws, any listing agreement with any stock exchange to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares of Common Stock may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificates issued to evidence Common Stock for which an Option is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

         8.4 Postponement of Exercise. The Committee may postpone any exercise of an Option for such time as the Committee in its sole discretion may deem necessary in order to permit the Company (i) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable upon the exercise of any Option under the securities laws; (ii) to permit any action to be taken in order to (A) list such shares of Common Stock on an exchange if shares of Common Stock are then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any exchange on which the shares of Common Stock are listed, or (iii) to determine that such shares of Common Stock in the Plan are exempt from such registration or that no action of the kind referred to in subsection (ii)(B) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Option Agreement or any provision of the Plan to recognize the exercise of an Option or to sell or issue shares of Common Stock in violation of the securities laws or the laws of any government having jurisdiction thereof. Any such postponement shall not extend the term of the Option and neither the Company nor its directors or officers shall have any obligation or liability to any Optionee or to any other person with respect to shares of Common Stock as to which the Option shall lapse because of such postponement.

                                   ARTICLE 9
                                 EFFECTIVE DATE

         The Plan shall be effective as of the Effective Date, and no Options shall be granted hereunder prior to said date.

                                   ARTICLE 10
                           AMENDMENT AND TERMINATION

         10.1     Amendment and Termination By the Board. Subject to Section
10.2 below, the Board shall have the power at any time to add to, amend or repeal any of the provisions of the

Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate the Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures which, when the Board approves them, shall govern the administration of the Plan resulting from such addition, amendment, repeal, suspension or termination.

         10.2 Restrictions on Amendment and Termination. Notwithstanding the provisions of Section 10.1 above, no addition, amendment, repeal, suspension or termination shall adversely affect, in any way, the rights of the Optionees who have outstanding Options without the consent of such Optionees.

                                   ARTICLE 11
                            MISCELLANEOUS PROVISIONS

         11.1 Application of Funds. The proceeds the Company receives from the sale of the Common Stock subject to the Options granted hereunder will be used for general corporate purposes.

         11.2 Notices. All notices or other communications by an Optionee to the Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form the Committee specifies at the location, or by the person, the Committee designates for the receipt thereof.

         11.3 Term of Plan. Subject to the terms of Article 10, the Plan shall terminate upon the later of (i) the complete exercise or lapse of the last outstanding Option, or (ii) the last date upon which Options may be granted hereunder.

         11.4 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Georgia.

         11.5 Additional Provisions By Committee. The Option Agreements authorized under the Plan may contain such other provisions, including, without limitation, restrictions upon the exercise of an Option, as the Committee shall deem advisable.

         11.6 Plan Document Controls. In the event of any conflict between the provisions of an Option Agreements and the Plan, the Plan shall control.

         11.7 Gender and Number. Wherever applicable, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

         11.8 Headings. The titles in this Plan are inserted for convenience of reference; they constitute no part of the Plan and are not to be considered in the construction hereof.

         11.9 Legal References. Any references in this Plan to a provision of law which is, subsequent to the Effective Date of this Plan, revised, finalized or redesignated, shall automatically be deemed a reference to such revised, finalized or redesignated provision of law.

         11.10 No Rights to Employment. Nothing contained in the Plan, or any modification thereof, shall be construed to give any individual any rights to employment with the Company or a Related Entity. Neither the adoption of this Plan, its operation nor any Option Agreement shall in any way affect the right and power of the Company or a Related Entity to terminate the employment or service of any employee at any time with or without assigning a reason therefor.

         11.11 Unfunded Arrangement. The Plan shall not be funded, and except for reserving a sufficient number of authorized shares of Common Stock to the extent the law requires to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grant under the Plan. Any liability of the Company to any person with respect to any grant of Options under the Plan shall be based solely upon any contractual obligations that may be created thereunder. No such obligation of the Company shall be deemed to be secured by any pledge of or other encumbrance on any property of the Company.

         11.12 Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. Additionally, the Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorizations needed in order to issue and to sell such numbers of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. However, the inability of the Company to obtain from any such regulatory agency the requisite authorizations the Company's counsel deems to be necessary for the lawful issuance and sale of any shares of Common Stock hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any shares of Common Stock hereunder will meet applicable legal requirements, shall relieve the Company of any liability with respect to the failure to issue or to sell such shares of Common Stock as to which such requisite authority shall not have been obtained.


ADOPTED BY BOARD OF DIRECTORS OF THE COMPANY ON THE 17TH DAY OF FEBRUARY, 2000